                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         March 4, 1999
                                                    ----------------------


                                PLC SYSTEMS INC.
    ----------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



                                British Columbia
    ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1-11388                                 04-3153858
    ----------------------------------------------------------------------
    (Commission File Number)              (IRS Employee Identification No.)

    10 Forge Park, Franklin, Massachusetts                        02038
    ----------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code     (508) 541-8800
                                                    ----------------------


                                 Not Applicable
    ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                         THIS DOCUMENT CONSISTS OF 4 PAGES.

Item 7.  EXHIBITS.

     Exhibit Number        Description
     --------------        -----------------------------

          5.1              Opinion of DuMoulin Black.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PLC SYSTEMS INC.
                                       ----------------------------------
                                                (Registrant)


 Date: March 5, 1999                   By: /s/ ROBERT SVIKHART
                                          -------------------------------
                                          Robert Svikhart
                                          Chief Financial Officer and Treasurer



                                   EXHIBIT INDEX

   Exhibit                                             Page
   Number                    Description              Number
   -------    ------------------------------------    ------
    5.1       Opinion of DuMoulin Black.                4



                                       3